UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2008

INFORMATION SYSTEMS ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	333-142429 (Commission File Number)	65-049317 (IRS Employer Identification No.)

1151 SW 30th Street, Suite E
Palm City, FL 34990
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (772) 286-3682
_______________________________________________________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________

Item 1.01 Entry into a Material Definitive Agreement.

Green Enterprises Consulting Agreement

On September 12, 2008, Information Systems Associates, Inc. (the “Company”) entered into a Consulting Agreement with Green Enterprises SAL, a Lebanese corporation  (“Green Enterprises”) pursuant to which Green Enterprises has agreed to provide general assistance to the Company in reducing the energy consumed by the data base and information systems of the Company’s clients (the “Green Enterprises Agreement”), and such other services as the Company and Green Enterprises may jointly determine during the term of the Green Enterprises Agreement.  The Green Enterprises Agreement renews annually on August 1 of each year unless either the Company or Green Enterprises elects not to renew the agreement more than 60 days prior to the end of the then annual term.  The agreement is terminable by either party on six months notice; provided that if the Company elects to terminate the agreement prior to the end of its then current term, Green Enterprises remains entitled to its annual compensation as described in the next paragraph.

The Company will pay Green Enterprises, at the Company’s option, cash or shares of common stock of the Company that are exempt from registration under the Securities Act of 1933, as amended (the “Act”) and the transferability and resale of which are restricted under the Act equivalent in value (as determined below) to (a) the Annual Rate per annum for services provided from August 1, 2008 through the first anniversary thereof, and (b) the Annual Rate per annum for each successive annual term.  As used in this paragraph, the “Annual Rate” shall mean $250,000 per annum for the term commencing August 1, 2008 and ending on July 31, 2009, which amount shall increase by $12,500 per annum for each successive annual term.  With respect to the initial annual payment, the Company will issue 1,000,000 shares of Company common stock at a price of $0.25 per share.  For subsequent payments, the number of shares payable shall be based on the greater of the Floor Price and the Average Closing Price for the Company’s shares for the 20 trading days preceding the date such payment is due and, if the Company’s common stock is not publicly trading the Average Closing Price and the number of shares payable shall be based on the fair market value of the Company’s common stock as determined by the Company’s Board of Directors.  As used herein, the “Floor Price” shall be equal to the greater of $0.25 per share and the highest price per share obtained by the Company in connection with the issuance and sale of shares of the Company common stock since August 1, 2008, including issuances and sales of common stock upon the conversion or exercise of convertible securities or warrants, options or other securities exercisable for, or exchangeable into, shares of the Company’s common stock.  The price at which shares of the Company’s common stock are sold in transactions other than for cash shall be determined by the Company’s Board of Directors.  The Floor Price shall not be adjusted upward in respect of issuances of common stock that do not result in the Company receiving aggregate consideration in one transaction or a series of related transactions in an amount equal to at least $250,000.  The “Average Closing Price” shall be determined by the average closing bid and ask prices for such date as may be determined by the Company’s Board of Directors.  In addition to the foregoing payments, the Company shall pay for all pre-approved, verifiable out-of-pocket expenses of Green Enterprises incurred by it in the course of performing services for the Company under the agreement, including without limitation legal fees and travel costs.

A copy of the Green Enterprises Agreement is filed herewith as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.  The description of the Green Enterprises Agreement contained herein is qualified in its entirety by reference to the full text of the Green Enterprises Agreement.

Old Firm Energy Consulting Agreement

On September 12, 2008, the Company entered into a Consulting Agreement with Old Firm Energy Corporation, a Belize International Business Company (“Old Firm Energy”) pursuant to which Old Firm Energy has agreed (the “Old Firm Energy Agreement”) to provide the Company with general management assistance in connection with developing and writing business plans; determining future business strategies; recruitment of directors and employees; determining how the Company can best raise funds; advice in relation to the Company’s plans for international expansion, including appropriate corporate structures related to said expansion; looking for potential mergers and acquisitions; and such other services as the Company and Old Firm Energy may jointly determine during the term of the Old Firm Energy Agreement.  The Old Firm Energy Agreement renews annually on August 1 of each year unless either the Company or Old Firm Energy elects not to renew the agreement more than 60 days prior to the end of the then annual term.  The agreement is terminable by either party on six months notice; provided that if the Company elects to terminate the agreement prior to the end of its then current term, Old Firm Energy remains entitled to its annual compensation as described in the next paragraph.

The Company will pay Old Firm Energy, at the Company’s option, cash or shares of common stock of the Company that are exempt from registration under the Act and the transferability and resale of which are restricted under the Act equivalent in value (as determined below) to (a) the Annual Rate per annum for services provided from August 1, 2008 through the first anniversary thereof, and (b) the Annual Rate per annum for each successive annual term.  As used in this paragraph, the “Annual Rate” shall mean $250,000 per annum for the term commencing August 1, 2008 and ending on July 31, 2009, which amount shall increase by $12,500 per annum for each successive annual term.  With respect to the initial annual payment, the Company will issue 1,000,000 shares of Company common stock at a price of $0.25 per share.  For subsequent payments, the number of shares payable shall be based on the greater of the Floor Price and the Average Closing Price for the Company’s shares for the 20 trading days preceding the date such payment is due and, if the Company’s common stock is not publicly trading the Average Closing Price and the number of shares payable shall be based on the fair market value of the Company’s common stock as determined by the Company’s Board of Directors.  In addition to the foregoing payments, the Company shall pay for all pre-approved, verifiable out-of-pocket expenses of Old Firm Energy incurred by it in the course of performing services for the Company under the agreement, including without limitation legal fees and travel costs.

A copy of the Old Firm Energy Agreement is filed herewith as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.  The description of the Old Firm Energy Agreement contained herein is qualified in its entirety by reference to the full text of the Old Firm Energy Agreement.

Bespoke Advisory Services Agreement

On September 12, 2008, the Company entered into a Consulting Agreement with Bespoke Advisory Services LLC, a Florida limited liability company (“Bespoke Advisory Services”) pursuant to which Bespoke Advisory Services has agreed (the “Bespoke Advisory Services Agreement”) to provide the Company with general management assistance in connection with developing and writing business plans; determining future business strategies; recruitment of directors and employees; determining how the Company can best raise funds; and looking for potential mergers and acquisitions; and such other services as the Company and Bespoke Advisory Services may jointly determine during the term of the Bespoke Advisory Services Agreement.  The Bespoke Advisory Services Agreement renews annually on August 1 of each year unless either the Company or Bespoke Advisory Services elects not to renew the agreement more than 60 days prior to the end of the then annual term.  The agreement is terminable by either party on six months notice; provided that if the Company elects to terminate the agreement prior to the end of its then current term, Bespoke Advisory Services remains entitled to its annual compensation as described in the next paragraph.

The Company will pay Bespoke Advisory Services, at the Company’s option, cash or shares of common stock of the Company that are exempt from registration under the Act and the transferability and resale of which are restricted under the Act equivalent in value (as determined below) to (a) the Annual Rate per annum for services provided from August 1, 2008 through the first anniversary thereof, and (b) the Annual Rate per annum for each successive annual term.  As used in this paragraph, the “Annual Rate” shall mean $250,000 per annum for the term commencing August 1, 2008 and ending on July 31, 2009, which amount shall increase by $12,500 per annum for each successive annual term.  With respect to the initial annual payment, the Company will issue 1,000,000 shares of Company common stock at a price of $0.25 per share.  For subsequent payments, the number of shares payable shall be based on the greater of the Floor Price and the Average Closing Price for the Company’s shares for the 20 trading days preceding the date such payment is due and, if the Company’s common stock is not publicly trading the Average Closing Price and the number of shares payable shall be based on the fair market value of the Company’s common stock as determined by the Company’s Board of Directors.  In addition to the foregoing payments, the Company shall pay for all pre-approved, verifiable out-of-pocket expenses of Bespoke Advisory Services incurred by it in the course of performing services for the Company under the agreement, including without limitation legal fees and travel costs.

A copy of the Bespoke Advisory Services Agreement is filed herewith as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.  The description of the Bespoke Advisory Services Agreement contained herein is qualified in its entirety by reference to the full text of the Bespoke Advisory Services Agreement.

Warrants

The Company has also agreed in the Green Enterprises Agreement, the Old Firm Energy Agreement and the Bespoke Advisory Services Agreement to issue to each of Green Enterprises, Old Firm Energy and Bespoke Advisory Services (i) 1,000,000 options or warrants to acquire shares of the Company’s common stock with an exercise price of $1.00 per share, (ii) 1,000,000 options or warrants to acquire shares of the Company’s common stock with an exercise price of $2.00 per share, (iii) 1,000,000 options or warrants to acquire shares of the Company’s common stock with an exercise price of $3.00 per share, (iv) 1,000,000 options or warrants to acquire shares of the Company’s common stock with an exercise price of $4.00 per share, and (v) 1,000,000 options or warrants to acquire shares of the Company’s common stock with an exercise price of $5.00 per share, such that in the aggregate, the Company will issue to such consultants 15,000,000 options or warrants at the various exercise prices so indicated. Such options or warrants (the “Warrants”) shall be exercisable for a period of three years from their exercise date and shall have similar anti dilution provisions.  The Warrants and the shares issued upon their exercise will be issued in a transaction exempt from registration under the Act.  The Warrants are to be issued within 60 days from September 12, 2008, the date of the Green Enterprises Agreement, the Old Firm Energy Agreement and the Bespoke Advisory Services Agreement.

Gerhauser Agreement

On September 12, 2008, the Company entered into a Consulting Agreement dated as of July 31, 2008 with William Gerhauser (“Gerhauser”) with respect to consulting services provided by Gerhauser to the Company for the period January 1, 2008 to September 1, 2008 (the “Gerhauser Agreement”).  Mr. Gerhauser is a managing member of Bespoke Advisory Services, LLC.  As compensation pursuant to the Gerhauser Agreement, the Company paid Gerhauser 500,000 shares of the Company’s common stock that are exempt from registration under the Act and the transferability and resale of which are restricted under the Act  In addition to the foregoing payment, the Company shall pay for all pre-approved, verifiable out-of-pocket expenses of Gerhauser incurred by him in the course of performing services for the Company under the agreement, including without limitation legal fees and travel costs.

A copy of the Gerhauser Agreement is filed herewith as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.  The description of the Gerhauser Agreement contained herein is qualified in its entirety by reference to the full text of the Gerhauser Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, which item is incorporated herein by reference, on September 12, 2008, the Company agreed to issue (i) 1,000,000 shares of the Company’s common stock to Green Enterprises pursuant to the Green Enterprises Agreement, (ii) 1,000,000 shares of the Company’s common stock to Old Firm Energy pursuant to the Old Firm Energy Agreement, (iii) 1,000,000 shares of the Company’s common stock to Bespoke Advisory Services pursuant to the Bespoke Advisory Services Agreement and (iv) 1,000,000 shares to Gerhauser.

In addition, the Company also agreed to issue the Warrants as described more particularly in Item 1.01 above.

The shares of common stock, the Warrants and the shares of common stock issuable upon exercise of the Warrants, when issued, have been or are to be issued and sold in transactions exempt from registration under Section 4(2) of the Act, Rule 506 under the Act and/or Regulation S promulgated under the Act, based on the limited number of purchasers, the offshore nature of the transactions, the sophistication of the purchasers in financial matters and their access to information concerning the Company.

Item 9.01 Financial Statements and Exhibits.

   (d) Exhibits.

Exhibit
Number	Description

10.1	Consulting Agreement by and between Information Systems Associates, Inc. and Green Enterprises SAL

10.2	Consulting Agreement by and between Information Systems Associates, Inc. and Old Firm Energy Corporation
10.3	Consulting Agreement by and between Information Systems Associates, Inc. and Bespoke Advisory Services, LLC
10.4	Consulting Agreement by and between Information Systems Associates, Inc. and William Gerhauser

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SYSTEMS ASSOCIATES, INC.
By:	/s/ Joseph P. Coschera
Joseph P. Coschera
President

Date: September 17, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Consulting Agreement by and between Information Systems Associates, Inc. and Green Enterprises SAL

10.2	Consulting Agreement by and between Information Systems Associates, Inc. and Old Firm Energy Corporation
10.3	Consulting Agreement by and between Information Systems Associates, Inc. and Bespoke Advisory Services, LLC
10.4	Consulting Agreement by and between Information Systems Associates, Inc. and William Gerhauser